UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 7, 2013

Eastman Kodak Company
(Exact name of registrant as specified in its charter)

New Jersey	1-87	16-0417150

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

343 State Street,
Rochester, New York 14650
(Address of Principal Executive Office) (Zip Code)

Registrant's telephone number, including area code:   (585) 724-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c)under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                      Results of Operations and Financial Condition

On August 7, 2013, Eastman Kodak Company issued a press release describing its financial results for the second quarter ended June 30, 2013.  A copy of the press release is attached as Exhibit (99.1) to this report.

Item 9.01                      Financial Statements and Exhibits

(d)           Exhibit

(99.1)	Press release issued August 7, 2013, regarding the Company’s financial results for the second quarter of 2013 furnished with this document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EASTMAN KODAK COMPANY

/s/ Eric Samuels
Eric Samuels
Chief Accounting Officer and Corporate Controller
Eastman Kodak Company

 Date:  August 7, 2013

EASTMAN KODAK COMPANY
INDEX TO EXHIBITS

Exhibit No.

(99.1) Press release issued June 30, 2013, regarding the Company’s financial results for the second quarter of 2013 furnished with this document.